EXHIBIT 99.1      CERTIFICATION PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") by Cellular Technical Services Company, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                  By:    /S/STEPHEN KATZ

                         Stephen Katz
                         Chief Executive Officer
                         May 7, 2003

                  By:    /S/BRUCE R. YORK

                         Bruce R. York

                         Vice President and Chief Financial Officer
                         May 7, 2003

A signed original of this written statement required by Section 906 has been provided to Cellular Technical Services Co., Inc. and will be retained by Cellular Technical Services Co., Inc. and furnished to the Securities and Exchange Commission or its staff upon request.










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